UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: April 16, 2007

CONVERGENCE ETHANOL, INC.
(Name of small business issuer as specified in its charter)

NEVADA	0-4846-3	82-0288840
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5701 Lindero Canyon Rd., #2-100 Westlake Village, California	91362
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number, including area code: (818) 735-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 16, 2007, Convergence Ethanol, Inc. (the “Corporation”) held its 2007 Annual Meeting of Stockholders at 7:30 am, pursuant to an order of the First Judicial District Court of the State of Nevada in and for Carson City. Insufficient shares were present in person or represented by proxy at the meeting to constitute a quorum for the transaction of business. After a presentation by the Company’s management, at 8:10 am, pursuant to the by-laws of the Corporation, the stockholders present in person or represented by proxy adjourned the meeting.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2007	Convergence Ethanol, Inc.

By:	/s/ James A. Latty
James A. Latty Chief Executive Officer